1 Non-Employee Directors’ Equity Award Deferral Program VENTAS, INC. NON-EMPLOYEE DIRECTORS’ EQUITY AWARD DEFERRAL PROGRAM adopted pursuant to the Ventas, Inc. 2022 Incentive Plan December 7, 2022 ARTICLE 1 INTRODUCTION 1.1 Establishment. Ventas, Inc. (the “Company”) hereby establishes the Ventas, Inc. Non-Employee Directors’ Equity Award Deferral Program (the “Program”) for those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates (“Non-Employee Directors”). This Program allows Non-Employee Directors to defer the receipt of Shares underlying Restricted Stock Units granted under the Ventas, Inc. 2022 Incentive Plan or any successor plan (collectively the “Plan”) that would otherwise be distributable upon settlement of those awards, pursuant to Section XVI of the Plan or any successor provision. 1.2 Purpose. The Program is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as Non-Employee Directors and to promote ownership by Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors’ interests more closely with the interests of stockholders of the Company. 1.3 Effective Date. The Program is available for RSUs granted to Non-Employee Directors on or after January 1, 2023 (the “Effective Date”). ARTICLE 2 DEFINITIONS Terms used herein shall have the meanings set forth in the Appendix or in the Plan. In the event of any conflict, the meanings set forth in the Plan shall govern, except to the extent necessary to comply with Code Section 409A. ARTICLE 4 ADMINISTRATION The Program shall be administered by the Compensation Committee of the Board or such other committee as may be designated by the Board. The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Program, subject to the express provisions of the Program and the Plan. Notwithstanding the foregoing, no Director who is a Participant in the Program shall participate in any determination relating solely or primarily to his or her own Stock Units or Stock Unit Account. ARTICLE 5 ELIGIBILITY Each person who is a Non-Employee Director shall be eligible to defer receipt of Shares underlying RSUs in accordance with Article 6 of this Program. If any Non-Employee Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to RSUs previously granted or subject to a deferral election for the year in which such Non- Employee Director becomes an employee of the Company or any of its subsidiaries, but shall otherwise cease eligibility.

2 Non-Employee Directors’ Equity Award Deferral Program ARTICLE 6 DEFERRAL ELECTIONS 6.1 General Rule. Each Non-Employee Director may defer receipt of all of the Shares issuable upon settlement of any RSUs granted to such Non-Employee Director pursuant to the Plan, in accordance with this Article 6, provided that such Non-Employee Director is eligible under Article 5 of this Program to defer such receipt on the applicable Grant Date. 6.2 Timing of Election. Each Non-Employee Director may make a Deferral Election at any time prior to January 1 of any calendar year. Such election will apply only to RSUs granted on or after such January 1 as compensation for services provided after such January 1. Any director nominee not yet eligible to participate in the Program and who has not otherwise been eligible to participate in any nonqualified deferred compensation plan of the Company may make a Deferral Election prior to or within 30 days after his or her commencement of service as a Non-Employee Director with respect to RSUs granted for services performed following the date on which such selection is made. A Non-Employee Director who does not make a Deferral Election when first eligible to do so may make a Deferral Election at any time prior to January 1 of any calendar year with respect to RSUs granted on or after such January 1. 6.3 Effect and Duration of Election. A Deferral Election shall apply to RSUs granted on or after January 1 following the date such election is made (for services performed on or after such date) and shall be deemed to be continuing and applicable to all RSUs granted in subsequent calendar years, unless the Participant revokes or modifies such election by filing a new Deferral Election before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to this Program, effective for RSUs to be granted on or after the first day of such subsequent calendar year. 6.4 Form of Election. A Deferral Election shall be made in a manner satisfactory to the Committee. Generally, a Deferral Election shall be made by completing and filing the specified election form with the Corporate Secretary or his or her designee within the period described in Section 6.2 or Section 6.3. 6.5 Establishment of Stock Unit Account. The Company shall establish a Stock Unit Account for each Participant. All RSUs deferred pursuant to this Article 6 shall be credited to the Participant’s Stock Unit Account as of the Deferral Date. The number of Stock Units credited to a Participant’s Stock Unit Account as of a Deferral Date shall equal the number of Shares that would have been paid to the Participant on the Deferral Date had a deferral election not been in effect. 6.6 Payment of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall be paid outright or have credited to his or her Stock Unit Account, as elected in advance by the Participant in accordance with procedures established by the Committee, a dollar amount equal to the amount of cash dividends that would have been paid (in respect of a cash dividend) or that number of Stock Units equal to the number of shares that would have been issued (in respect of a share dividend) on the number of Shares equal to the number of Stock Units credited to the Participant’s Stock Unit Account as of the close of business on the record date for such dividend. Such dollar amount if credited to the Participant’s Stock Unit Account shall then be converted into a number of Stock Units equal to the number of whole and fractional Shares that could have been purchased with such dollar amount at Fair Market Value on the dividend payment date. ARTICLE 7 SETTLEMENT OF STOCK UNITS 7.1 Timing of Payment. A Participant shall receive or begin receiving a distribution of his or her Stock Unit Account (or applicable portion thereof) in the manner described in Section 7.2 either (i) on the date the Participant incurs a Termination of Service, (ii) if the Participant has made an election to defer receipt in accordance with this Section, on January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, or (iii) if the Participant has made an election to defer receipt in accordance with this Section, on the date

3 Non-Employee Directors’ Equity Award Deferral Program specified by the Participant. A Participant must deliver an election to defer the distribution or commencement of distribution to the Corporate Secretary or his or her designee during such period and in such manner as determined by the Committee. Notwithstanding the foregoing, any distribution may be made (or commence, as applicable) within thirty (30) days following the applicable distribution date or event (provided that in the event such thirty (30) day period spans two (2) calendar years, in no event shall the Participant be permitted to select which of such calendars the payment will be paid (or commence)). 7.2 Payment Options. A Deferral Election filed under Article 6 shall specify whether the Participant’s Stock Unit Account is to be settled by delivering to the Participant the number of Shares equal to the number of whole Stock Units then credited to the Participant’s Stock Unit Account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed ten years, provided that such installment payments do not extend more than ten years after the Participant’s Termination of Service as a Director. Any fractional Stock Unit credited to a Participant’s Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution. A Participant may change the manner in which his or her Stock Unit Account is distributed in accordance with such procedures established by the Committee, subject to compliance with Code Section 409A. 7.3 Payment Upon Death of a Participant. If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant’s Stock Unit Account shall be paid in Shares as soon as administratively feasible after, but no later than ninety (90) days after, the Participant’s death, to the beneficiary designated by the Participant under Article 9. ARTICLE 8 UNFUNDED STATUS 8.1 General. The interest of each Participant in any RSUs deferred under this Program (and any Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section 8.2, no money or other assets shall be set aside for any Participant. 8.2 Trust. To the extent determined by the Board, the Company may transfer funds (including cash or property) necessary to fund all or part of the payments under this Program to a trust; provided, the assets held in such trust shall remain at all times subject to the claims of the general creditors of the Company. No participant or beneficiary shall have any interest in the assets held in such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the trust in favor of any Participant, beneficiary or creditor. ARTICLE 9 DESIGNATION OF BENEFICIARY Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive shares held in the Participant’s Stock Unit Account in the event of such Participant’s death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant’s death. If a Participant has not designated a beneficiary, or if the designated beneficiary is not surviving when a payment is to be made to such person under this Program, the beneficiary with respect to such payment shall be the Participant’s surviving spouse, or if there is no surviving spouse, the Participant’s estate. ARTICLE 10 ADJUSTMENT PROVISIONS In the event of a reorganization, recapitalization, stock split, stock dividend, spin-off, combination, corporate exchange, merger, consolidation or other change in the Common Stock or any distribution to stockholders of

4 Non-Employee Directors’ Equity Award Deferral Program Common Stock other than cash dividends or any transaction determined in good faith by the Board or Committee to be similar to the foregoing, the Board or Committee shall make appropriate equitable changes in the number and type of Shares to be delivered upon settlement of Stock Unit Accounts under Article 7. Any adjustments taken pursuant to Section 4.3 of the Plan to with respect to Stock Units that are considered 409A Stock Units are intended to be made only if permitted by Code Section 409A and only in a manner in compliance with the requirements of Code Section 409A and any adjustments taken pursuant to Section 4.3 of the Plan with respect to Stock Units that are not considered 409A Stock Units are intended to be made only if and in such a manner that after such action the Stock Units either continue not to be 409A Stock Units or comply with the requirements of Code Section 409A. ARTICLE 11 GENERAL PROVISIONS 11.1 No Stockholder Rights Conferred. Nothing contained in this Program will confer upon any Participant or beneficiary any rights of a stockholder of the Company, unless and until Shares are in fact issued or transferred to such Participant or beneficiary in accordance with Article 7. 11.2 Changes to The Program. The Board or Committee may amend, alter, suspend, discontinue, extend, or terminate this Program without the consent of Participants; provided, no action taken without the consent of an affected Participant may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such change or termination except that the Board may without the consent of any Participant terminate the Program and pay out Shares with respect to Stock Units then credited to Participant’s Stock Unit Account. 11.3 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with the Program in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Program will be subject to such restrictions as may be applicable under such laws, regulations and other obligations of the Company. 11.4 Limitations on Transferability. Stock Units and other rights under the Program may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant. No Stock Unit or Stock Unit Account shall otherwise be transferable unless permitted by the Committee (and in compliance with Code Section 409A). 11.5 Governing Law. The validity, construction and effect of the Program and any agreement hereunder will be determined in accordance with the Delaware General Corporation Law. 11.6 Program Termination and Amendment. The Committee may amend or terminate the Program at any time subject to compliance with Code Section 409A and any other applicable legal requirements. ARTICLE 12 COMPLIANCE WITH CODE SECTION 409A 12.1 409A Stock Units. The provisions of this Article 12 apply to any 409A Stock Units, notwithstanding any provisions to the contrary contained in this Program or the Deferral Election. The Company intends that Stock Units payable under this Program shall satisfy the requirements for exemption from, or compliance with, Code Section 409A and that all terms and provisions shall be interpreted, operated and administered to satisfy such requirements. It is intended that each 409A Stock Unit complies with the deferral, payout and other limitations and restrictions imposed under Code Section 409A. This Article 12 is not intended to impose any restrictions on Stock Units other than those required for the Participant not to incur additional tax under Code Section 409A and shall be interpreted and operated accordingly. Notwithstanding any other provision in this Program, the Company makes no

5 Non-Employee Directors’ Equity Award Deferral Program representation that Stock Units under this Program shall be exempt from, or comply with, Code Section 409A and makes no undertaking to preclude Code Section 409A from applying to Stock Units granted under this Program. No provision of this Program shall be interpreted or construed to transfer any liability for failure to comply with Code Section 409A from the Participant or any other individual to the Company. 12.2 Deferral Elections. Except as otherwise permitted or required by Code Section 409A, the following requirements apply to any Deferral Election that may be permitted or required by the Committee pursuant to a 409A Stock Unit: (i) A Deferral Election must be in writing and specify the time and form of distribution as permitted by the Program; and (ii) A Deferral Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services are performed for which RSUs are granted. 12.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, a 409A Stock Unit which permits a subsequent Deferral Election to further defer the distribution or change the form of distribution shall comply with the following requirements: (i) No subsequent Deferral Election may take effect until at least twelve months after the date on which the subsequent Deferral Election is made; (ii) Each subsequent Deferral Election related to a distribution upon Termination of Service, a specified time or a 409A Change in Control must result in a delay of the distribution for a period of not less than 5 years from the date such distribution would otherwise have been made; and (iii) No subsequent Deferral Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve months prior to the date the first scheduled payment would otherwise be made. 12.4 Distributions. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Stock Unit may commence earlier than (i) Termination of Service; (ii) a specified time (or pursuant to a fixed schedule) that is specified by the Participant in a Deferral Election complying with this Article 12; or (iii) a 409A Change in Control. Notwithstanding anything to the contrary, to the extent that distribution of a 409A Stock Unit is triggered by a Participant’s Termination of Service, if the Participant is then a Specified Employee, no distribution shall be made before the earlier of (i) six (6) months after the Participant’s Termination of Service; or (ii) the date of the Participant’s death. Should the limitation set forth in the preceding sentence result in payment later than otherwise provided in this Program or 409A Stock Unit, on the first day any such payment may be made without incurring additional tax pursuant to Code Section 409A, such payment shall be made to the Participant in one transfer. Notwithstanding anything contained in this Program or Stock Unit to the contrary, the date on which a Participant’s Termination of Service occurs shall be treated as the Participant’s termination of employment or service date or comparable concept for purposes of determining the timing of distributions under this Plan and Stock Unit to the extent necessary to have such distributions under this Program and Stock Unit be exempt from or comply with the requirements of Code Section 409A. If a 409A Stock Unit is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment. No 409A Stock Unit shall be subject to acceleration or to any change in the specified time or schedule of distribution, except as permitted by Code Section 409A or as otherwise provided under this Program or the Plan and consistent with Code Section 409A. APPENDIX 1 “409A Change in Control” means, with respect to the Company, a “change in control event” within the meaning of Treas. Reg. 1.409A-3(i)(5) (i.e. a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company), applying the default provisions thereof. “409A Stock Unit” means a Stock Unit that constitutes “deferral of compensation” subject to the requirements of Code Section 409A. “Board” means the Board of Directors of the Company. “Code Section 409A” means section 409A of the Internal Revenue Code of 1986, as amended. “Committee” means the Compensation Committee of Board or such other committee appointed to administer this Program under Article 4.

6 Non-Employee Directors’ Equity Award Deferral Program “Common Stock” means the Company’s class of capital stock designed as Common Stock, or, in the event that the outstanding shares of Common Stock are after the Effective Date recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities. “Company” means Ventas, Inc. a Delaware corporation, or any successor thereto. “Deferral Date” means the date Shares underlying an equity award would otherwise have been issued to the Participant. “Deferral Election” means a written election to defer equity awards under this Program. “Director” means any individual who is a member of the Board. “Grant Date” means the date of grant of any equity award. “Non-Employee Director” means a Director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of this Program, an employee is an individual whose wages are subject to withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended. “Participant” means a Non-Employee Director who defers receipt of shares underlying any equity award under Article 6 of this Program. “Shares” means shares of the Common Stock. “Stock Units” means the credits to a Participant’s Stock Unit Account under Article 6 of this Program, each of which represents the right to receive one Share. “Stock Unit Account” means the bookkeeping account established by the Company pursuant to Section 6.5 to record the number of the Participant’s Stock Units. “Termination of Service” means “separation from service” pursuant to Code Section 409A, as determined, and in accordance with the methodology selected, by the Company, consistent with Code Section 409A.